Exhibit 4.1
STOCK CERTIFICATE CUSIP: M2196U 10 9

CELLCOM ISRAEL LTD.
The Corporation will furnish without charge to each shareholder who so requests the Articles of Association of the Corporation, which sets forth the rights and powers of the Ordinary Shares represented by this certificate, including restrictions on the holding, transfer and voting of Ordinary Shares relating to our Telecommunications Licenses. Such requests may be made to the Company (10 Hagavish Street, Netanya, Israel, Attention: General Counsel) or the Transfer Agent.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—Uniform Gifts to Minors Act

TEN ENT	—	as tenants by the entireties	UNIF TRAN MIN ACT—Uniform Transfers to Minors Act

JT TEN	—	as joint tenants with right of	CUST—Custodian
survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

     For Value Received, ___hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                            Ordinary Shares represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                                              Attorney, to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.